Barclays Capital - Investor Meetings

BOSTON – NOVEMBER 6-7, 2013

PSEG

We make things work for you.

We have the energy to make things better … for you, for our investors and for our stakeholders. EXHIBIT 99

PSEG Kathleen Lally VICE PRESIDENT, INVESTOR RELATIONS Caroline Dorsa EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER Ralph Izzo CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

Forward Looking Statement
Certain of the matters discussed in this communication about us and our subsidiaries future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical constitute “forward -looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management's beliefs as well as assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,”
“should,” “hypothetical,” “potential,” “forecast,” “project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward looking statements made by us herein are discussed in filings we make with the United States Securities and Exchange
Commission (SEC), including our Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K and available on our website: http://www.pseg.com.
These factors include, but are not limited to:
• adverse changes in the demand for or the price of the capacity and energy that we sell into wholesale electricity markets,
• adverse changes in energy industry law, policies and regulation, including market structures and a potential shift away from competitive markets toward subsidized market mechanisms, transmission planning and cost allocation rules, including rules regarding how transmission is planned and who is permitted to build transmission in the future, and reliability standards,
• any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators,
• changes in federal and state environmental regulations that could increase our costs or limit our operations,
• changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry, that could limit operations of our nuclear generating units,
• actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site,
• any inability to balance our energy obligations, available supply and risks,
• any deterioration in our credit quality or the credit quality of our counterparties, including in our leveraged leases,
• availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs,
• changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units,
• delays in receipt of necessary permits and approvals for our construction and development activities,
• delays or unforeseen cost escalations in our construction and development activities,
• any inability to achieve, or continue to sustain, our expected levels of operating performance,
• any equipment failures, accidents, severe weather events or other incidents that impact our ability to provide safe and reliable service to our customers, and any inability to obtain sufficient coverage or recover proceeds of insurance on such matters,
• increases in competition in energy supply markets as well as competition from certain rate-based transmission projects,
• any inability to realize anticipated tax benefits or retain tax credits,
• challenges associated with recruitment and/or retention of a qualified workforce,
• adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in funding requirements, and
• changes in technology, such as distributed generation and microgrids, and resultant changes in customer usage patterns, including energy efficiency and demand response.
All of the forward-looking statements made in this report are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business prospects, financial condition or results of operations. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this report apply only as of the date of this report. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if internal estimates change, unless otherwise required by applicable securities laws. The forward-looking statements contained in this report are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of
1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as
amended.

GAAP Disclaimer
PSEG presents Operating Earnings in addition to its Income from Continuing
Operations/Net Income reported in accordance with accounting principles generally accepted in the United States (GAAP).  Operating Earnings is a non-
GAAP financial measure that differs from Net Income because it excludes gains or losses associated with Nuclear Decommissioning Trust (NDT), Mark-to-Market
(MTM) accounting, and other material one-time items.  PSEG presents Operating
Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP.  PSEG believes that the non-GAAP financial measure of
Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends.  This information is not intended to be viewed as an alternative to GAAP information. Slides A and B at the end of this presentation include a list of items excluded from Income from Continuing Operations/Net Income to reconcile to
Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.

PSEG OVERVIEW & OUTLOOK

PSEG Strategy
Leveraging the
strength of PSEG’s
balance sheet to
invest primarily in
our stable, regulated
business in ways
that meet customer
needs and state
goals as we protect
the upside of the
merchant business
and provide growth
for our shareholders
DISCIPLINED
INVESTMENT
OPERATIONAL
EXCELLENCE
FINANCIAL
STRENGTH
ENGAGED
WORKFORCE

PSEG

PSE&G

PSEG
Power LLC

PSEG
*Energy Holdings**

PSEG

PSEG meeting the market’s challenges
with our strong platform of assets
ASSETS AND OPERATING EARNINGS ARE FOR THE YEAR ENDED 12/31/2012.
*ENERGY HOLDINGS INCLUDES PARENT.
SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET INCOME TO RECONCILE TO OPERATING EARNINGS.
.
PSEG Energy
Holdings positioned
to pursue attractive
renewable
generation and
develop new
business
opportunities
Assets $1.5B
Operating Earnings $64M
Renewable
Investments
PSE&G positioned
to meet NJ’s
energy policy and
economic growth
objectives with an
investment program
exceeding $10 billion
through 2017
Assets $19.2B
Operating Earnings $528M
Electric & Gas Delivery
and Transmission
PSEG Power’s
low-cost, base
load and load
following fleet is
geographically well
positioned and
environmentally
responsible
Assets $11.0B
Operating Earnings $644M
Regional
Wholesale Energy

PSEG Focus
Operational excellence and disciplined investment helped offset the earnings impact of lower energy prices
2008
2012
PSEG Focus
($ millions, except as noted)
$69.85 PJM West RTC ($/MWh) $33.88
• 2.4% (planned
1
)
• $866
• $0
• $0
• 1.6%
• 29.3TWh
• $0
$2.91
• 0.8% (actual
2
)
• $2,500
• $955
• $888
• 1.7%
• 29.8TWh
• $240
$2.44
• O&M Growth per year
• Transmission Rate Base
• Utility Cap Stimulus Spending
• Utility Solar & EE Cap Exp
• EFORd Rate
CCGT
• Nuclear Generation
• Holdings Solar Investment
Operating Earnings Per Share
SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET INCOME TO RECONCILE
TO OPERATING EARNINGS. (1) PLANNED COMPOUND ANNUAL GROWTH RATE 2008-2012.(2) ACTUAL COMPOUND ANNUAL GROWTH RATE 2008-
2012. (3) 2013 INDICATED ANNUAL DIVIDEND RATE IS $1.44 PER SHARE.
$1.29 Common Dividend Per Share
3
$1.42

Superstorm
Sandy met by
an exceptional
response
2.1 million PSE&G
customer restorations (2X Hurricane Irene and 3X the October ’11
Snowstorm) 96 Electric Substations Damaged (39% of the total) 14 Switching
Stations Affected (33% of total) 51 of 154 Transmission Lines Interrupted (33% of total)
2,427 Utility Poles Replaced or Repaired 48,000 Trees Removed or Trimmed
~4,200 mutual aid or contract workers brought in to assist restoration efforts
PSEG Power’s assets were stress tested by Superstorm Sandy, but when the load returned in the days following, Power’s assets were available
The storm affected
PSE&G and Power

PSEG Capital Spending focused on growth
PSEG 2013-2015E Capital Spending*
$6.3 Billion
by Subsidiary
PSEG 2013-2015E Capital Spending*
$6.3 Billion
Growth / Environmental / Maintenance
E = ESTIMATE; CAPITAL EXCLUDES IDC AND AFUDC.
*THIS FORECAST DOES NOT REFLECT THE IMPACT OF THE ENERGY STRONG PROPOSAL RECENTLY FILED WITH THE NJBPU.  DATA AS OF
JUNE 30, 2013.
$4.2B
67%
$0.3B
6%
$1.5B
24%
$0.2B
2%
$0.05B
1%
PSE&G Growth Power Growth
Maintenance Environmental
Holdings Growth
$5.1B
81%
$1.0B
16%
$0.05B
1%
$0.1B
2%
PSE&G Power Holdings Parent SC

What’s Next: PSEG’s Capital Spending expansion
opportunity directed toward growth in regulated business with
~ 25% growth in planned spending
Potential
PSEG 2013-2015E Capital Spending*
$7.5 Billion
by Subsidiary
Potential
PSEG 2013-2015E Capital Spending*
$7.5 Billion
Growth / Environmental / Maintenance
E = ESTIMATE; CAPITAL EXCLUDES IDC AND AFUDC. *DATA AS OF JUNE 30, 2013.
$5.4B
73%
$0.3B
4%
$1.5B
20%
$0.2B
2%
$0.05B
1%
PSE&G Growth
Power Growth
Maintenance
Environmental
Holdings Growth
$6.3B
85%
$1.0B
13%
$0.1B
1%
$0.1B
1%
PSE&G
Power
Holdings
Parent SC

PSE&G’s Energy Strong Capital Program
addresses new reality
New ten-year, $3.9 Billion Infrastructure Program filed February 2013 with the NJBPU to strengthen PSE&G’s distribution system focusing on hardening and resiliency
Plan to invest an additional $1.5 Billion in transmission grid over the ten-year period
The 10-year Energy Strong proposal includes:
Protecting 40 utility installations from severe storms ($1.7 Billion)
Making the electric grid smarter and easier to repair ($460 Million)
Adding backup distribution lines and system redundancies ($550 Million)
Undergrounding 20 miles of overhead distribution lines ($60 Million)
Modernizing the gas distribution system ($1.2 Billion)
PSE&G is seeking BPU approval to implement the first five years of the Energy Strong proposal, an investment of $2.6 Billion
The proposed filing creates ~5,800 jobs and stimulates economic activity for
New Jersey businesses

74 local NJ towns and 7 counties
support
• 74 municipalities and seven counties (Bergen, Hudson, Mercer,
Passaic, Somerset, Union and Middlesex) have approved resolutions in support of Energy Strong, PSE&G’s infrastructure proposal to improve and fortify its electric and gas distribution systems
• The Energy Strong proposal is currently being evaluated by the
NJ Board of Public Utilities

PSEG Power
value advantaged
by asset diversity,
fuel flexibility and location
Fuel Diversity*
Total MW: 13,226
Energy Produced*
Total GWh: 52,511
Energy Market Served*
Total MW: 13,226
Intermediate
Peaking
Base load
*2012
**INCLUDES NJ UNITS THAT FUEL SWITCH TO GAS.
18%
45%
8%
28%
1%
32%
57%
11%
42%
25%
33%
Gas
Pumped
Storage
Nuclear
Oil
Coal**

Where we’re going … PSE&G operating earnings
are forecast to grow at double digit rate through
2015
• O&M Growth per year
• PSE&G Rate Base
Transmission
E&G Distribution
EMP
•
EFORd Rate - CCGT
• Nuclear Generation
• Holdings Solar Investment
• LIPA Earnings
PSEG Focus
($ millions, except as noted)
• 2.2%
(forecast
3
)
• $12,600
• $5,000
4
• $6,900
5
• $700
5
• 1.4%
• 30.4TWh
• $290
• $15-$20
6
2015E
• 0.8%
(actual 2 )
• $9,000
• $2,500
• $5,900
• $600
• 1.7%
• 29.8TWh
• $240
• $0
2012
• 2.4%
(planned
1
)
• $6,800
• $866
• $5,900
• $0
• 1.6%
• 29.3TWh
• $0
• $0
2008
(1) Planned compound annual growth rate 2008-2012.
(2) Actual compound annual growth rate 2008-2012.
(3) Two-year compound annual growth rate from 2013.
(4) Includes additional Transmission hardening.
(5) Includes approved solar programs and proposed ES programs.
(6) Reflects a fully-executed, expanded Operating Services Agreement with LIPA.
.
E = ESTIMATE.
.

16 Balance Sheet Strengthened PSEG has reduced risk PSEG Total Capitalization 2009 2012 Power Power PSE&G PSE&G Equity 55% Debt 45% Equity 59% Debt 41% 57% 43% 55% 45% 70% 30% 51% 49%

PSEG Year to Date 2013 - Highlights
Operating Earnings of $2.09 vs. $2.03 per share for YTD 2012
Delivered solid results in Q3 driven by Power’s locational value, and PSE&G’s continuing investment in transmission
Raised 2013 full–year, operating earnings guidance from $2.25 - $2.50 to $2.40 - $2.55 per share
Executing on operational goals
Power met summer demand using diverse fleet
Continued control of O&M supports full-year expectations
Executing on capital program
Transmission program of $3.4 billion, including construction of 5 major transmission projects, continues on schedule and on budget
Review of Energy Strong proposal underway by BPU
74 NJ municipalities and 7 county governments have passed resolutions in support of the Energy Strong infrastructure proposal
Market developments
US District Courts in NJ and MD rendered decisions supportive of competitive markets and FERC’s rate-setting authority
New LIPA agreement will broaden and extend original agreement when fully executed

Raised 2013 operating earnings guidance
PSEG Operating Earnings
$ Millions (except EPS) 2013E
PSEG Power $630 - $685
PSE&G $585 - $600
PSEG Energy Holdings/Parent $0 - $10
Operating Earnings* $1,215 - $1,295
2013 Earnings Guidance $2.40 - $2.55
E = ESTIMATE
*SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING
OPERATIONS/NET INCOME TO RECONCILE TO OPERATING EARNINGS.
Based on our performance year-to-date, we have raised guidance for full year operating earnings from $2.25-$2.50 to $2.40-$2.55 per share

PSEG Annual Dividend
A long history of growth and returning cash to
shareholders
Payout Ratio 62% 70% 63% 66% 43% 44% 43%  44% 50% 58% 58%*
5-year Rate of Growth 2.22%
10-year Rate of Growth 2.92%
PSEG Annual Dividend Rate
*2013 PAYOUT RATIO REFLECTS THE MIDPOINT OF UPDATED 2013 OPERATING EARNINGS GUIDANCE.
**INDICATED ANNUAL RATE.
$1.08
$1.10
$1.12
$1.14
$1.17
$1.29
$1.33
$1.37 $1.37
$1.42
$1.44 **
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

Value Proposition
PSEG is positioned to expand its investment in PSE&G
projects that provide reasonable, risk adjusted returns,
in ways that meet customer needs and state goals,
given strong cash flow of Power and growing cash
contribution from PSE&G.
PSEG will maintain a strong financial profile that
provides the opportunity to achieve our growth
objectives and maintains our track record of returning
cash to shareholders.

PSE&G

PSE&G
strategy
Building a
sustainable
platform that
balances
reliability,
customer rates
and public
policy to ensure
growth at
reasonable
returns
DISCIPLINED
INVESTMENT
ENGAGED
WORKFORCE
FINANCIAL
STRENGTH
OPERATIONAL
EXCELLENCE

Electric Territory
Gas Territory
Transmission by Voltage
138KV
161KV
230KV
345KV
500KV

PSE&G is the largest electric and gas distribution and transmission utility company in New Jersey
Electric Gas
Customers
Growth (2008 – 2012)
2.2 Million
0.6%
1.8 Million
0.6%
Electric Sales and Gas Sold and Transported 41,641 GWh
3,397 M
Therms
Projected Annual Load Growth (2013 – 2015) 0.7%* 0.2%*
Historical Annual Peak Load Growth
Transmission (2008 – 2012)
0.4%**
Projected Annual Load Growth
Transmission (2013 – 2015)
1.4%
Sales Mix
Residential 33% 60%
Commercial 57% 36%
Industrial 10% 4%
Transmission Electric Gas
Approved Rate of Return
11.68% ROE*** 10.3% ROE 10.3% ROE
Renewables and Energy Efficiency
Approved Programs
2009-2012
Total
Program Plan
Solar Loan I-III
67 MW 179 MW
Solar 4 All and Extension 74 MW 125 MW
Energy Efficiency Annual Electric savings 160 GWh 200 GWh
Energy Efficiency Annual Gas savings 5M Therms 7M Therms

* WEATHER NORMALIZED - ESTIMATED ANNUAL GROWTH PER YEAR OVER FORECAST PERIOD.
** TRANSMISSION LOAD GROWTH CAGR UTILIZES 2007 AS BASE YEAR.
*** SPECIFIC PROJECTS APPROVED FOR INCENTIVE RATE TREATMENT WITH ADDITIONAL ROE.

ReliabilityOne™
Outstanding Response to a Major Outage Event
Public Service Electric & Gas Company
2012
ReliabilityOne™
National Award
Public Service Electric & Gas Company
Reliability Excellence
2012
ReliabilityOne™
Outstanding Reliability Performance
Public Service Electric & Gas Company
Mid-Atlantic Region
2012

EEI Emergency Response Awards
Recovery Award

PSEG

National reliability award winner and recognized for emergency response during Hurricane Irene 24

During Superstorm Sandy strong winds, heavy rainfall and storm surges caused significant damage to our infrastructure 25

PSE&G brought in more than 4,000 contractors and mutual aid workers at the height of restoration efforts 26

Day 1
Day 2
Day 3
Day 4
Day 5
Day 6
Day 7
2,000,000
1,500,000
1,000,000
500,000
0
Irene
Sandy

PSEG

PSE&G’s response to customer outages during recent major events Restoration response incorporated lessons learned from Hurricane Irene Cumulative Customers Restored 27

PSE&G’s operating earnings grew ~10%*
with increased investment, cost control and supportive rate
mechanisms
* COMPOUND ANNUAL GROWTH RATE
SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/
NET INCOME TO RECONCILE TO OPERATING EARNINGS.

$0.71
$0.63
$0.85
$1.03
$1.04
2008 2009 2010 2011 2012
PSE&G Operating Earnings per Share

Growth in rate base is driven by investments with
favorable recovery mechanisms
6%
PSE&G’s
rate base
has grown ~7%
annualized with a
focus on meeting
the State’s goals
and customers’
needs

PSE&G Rate Base
2008 2012
Renewables
& Energy
Solutions
Transmission
Gas
Distribution
Electric
Distribution
13%
28%
33% 25%
54% 41%
$9.0B
$6.8B

Represents ~28% of rate base in 2012
Overall,
Transmission
has
delivered
on planned
spending

0
200
400
600
800
1,000
1,200
2009 2009
Plan Actual
2010 2010
Plan Actual
2011 2011
Plan Actual
2012 2012
Plan Actual
Remaining Transmission Susquehanna -Roseland
North East Grid North Central Reliability
Mickelton-Gloucester -Camden Burlington-Camden
PSE&G’s Transmission Capital Expenditures

Providing
solutions
for
New Jersey’s
energy and
economic
development
goals
($ Millions)
Approval
Date
Forecast
Amount*
Spend As
of
9/30/13
Remaining
Spending
Renewables
Solar Loan I & II 2008- 2009 $244 $229 $15
Solar 4 All July 2009 464 457 7
Solar Loan III May 2013 199 - 199
Solar 4 All Extension May 2013 247 - 247
Energy Efficiency
Carbon Abatement
December
2008
45 45 -
Energy Efficiency
Economic Stimulus
July 2009 161 158 3
Demand Response July 2009 35 31 4
Energy Efficiency Economic
Stimulus Extension
July 2011 94 37 57
Distribution
NJ Capital Infrastructure
Program I (CIP I)
April 2009 702 702 -
NJ Capital Infrastructure
Program II (CIP II)
July 2011 280 280 -
Total
$2,471 $1,939 $532
*SOLAR 4 ALL EXT AND SOLAR LOAN 3 REFLECT BPU APPROVED PROGRAM SPEND “UP TO” LISTED AMOUNTS.

Focus on controlling O&M allows us to earn
our authorized return
* EXCLUDES REGULATORY CLAUSES                 ** INCLUDES $40M IMPACT FROM SUPERSTORM SANDY IN 2012                  E = ESTIMATE 32
0
200
400
600
800
1,000
1,200
2008 2009 2010 2011 2012 ** 2013E
PSE&G O&M*
2008 – 2013 CAGR: 1.4%

PSE&G’s capital program will continue to be
focused on delivering energy solutions to meet New Jersey’s
public policy
PSE&G’s Capital Expenditures
DATA AS OF JUNE 30, 2013.     * PROPOSED FILINGS INCLUDE ENERGY STRONG (ES) AND EEEIII.               E = ESTIMATE

0
500
1,000
1,500
2,000
2,500
2009 2010 2011 2012 2013E 2014E 2015E 2016E 2017E
Transmission Hardening Proposed Filings*
Approved Solar/Energy Efficiency Transmission
Gas Distribution Electric Distribution

2013-2017 proposed investment plan
would grow our current capital plan by up to 50%
* Distribution ES and Transmission Hardening extend 10 years
DATA AS OF JUNE 30, 2013.  E = ESTIMATE
2013-2017E Capital Expenditures
Existing Plan
$7.2 Billion
Existing Plan and Proposed Filings
$10.3 Billion
*
*
22%
43%
4%
2%
Distribution Distribution ES Filing
Transmission
Transmission Hardening
Approved Solar/Energy Efficiency
32%
6%
62%
Energy Efficiency Filings

23%
6%

PSE&G’s proposed investments would be
recovered through contemporaneous recovery mechanisms
Contemporaneous Recovery Mechanisms
Traditional Recovery Mechanisms
DATA AS OF JUNE 30, 2013.  E = ESTIMATE 35
2013-2017E Potential Capital Spending by Recovery Method
Energy Strong Filing (ES)
Solar/Energy Efficiency
Clauses
FERC Formula Rates
Distribution Base Rates
$10.3 Billion
23%
7%
48%
22%

PSE&G’s existing major transmission
investment program remains on schedule and on budget
Major Transmission Projects
Approved
ROE
Inclusion
of CWIP in
Rate Base
100%
Recovery
of Costs
Due to
Abandonment
Total
Estimated
Project
Costs
Expected
In-service
Date
Susquehanna-Roseland 12.93% $790
June 2014 /
June 2015
Northeast Grid Reliability 11.93% $895 June 2015
North Central Reliability 11.68% $390 June 2014
Burlington – Camden 230kV 11.68% $399 June 2014
Mickleton – Gloucester-Camden 230kV 11.68% $435 June 2015

Susquehanna-Roseland consists of
constructing 150 miles of 500kV circuit (46 miles in NJ) with two new 500kV GIS switching stations at Roseland and
Hopatcong
Project
Estimate
Up To*
Through
Year-end 2012
2013-2015E
Expected
In-service Date
$790M $324M $466M
June 2014 /
June 2015
•
PJM RTEP project b0489
•
ROE of 12.93% (including 1.25% incentive)
•
100% CWIP in rate base during development
•
100% recovery of prudently incurred costs due to abandonment
Project Status:  Major permitting & siting complete, outside and inside plant

*PROJECT IS SHARED WITH PPL. PROJECT ESTIMATE REPRESENTS PSE&G’S CONSTRUCTION RESPONSIBILITY FOR THE NJ PORTION.     E = ESTIMATE
construction in progress

Project
Estimate Up
To
Through Year-
end 2012
2013-2015E
Expected
In-service Date
$895M $88M $807M June 2015
•
PJM RTEP project b1304
•
ROE of 11.93% (including 0.25% incentive)
•
100% CWIP in rate base during development
•
100% recovery of prudently incurred costs due to abandonment
Project Status: Engineering, licensing, and outside plant
E = ESTIMATE

underground construction in progress
Northeast Grid Reliability consists of
upgrading approximately 50 overhead circuit miles of 138kV
transmission line to 230kV, constructing ~18 miles of new
underground 230kV lines, and converting twelve existing
stations to 230kV operation

39
North Central Reliability consists of upgrading
55 circuit miles of 138kV transmission line to 230kV, and
converting six existing stations to 230kV operation
Project
Estimate Up To
Through Year-
end 2012
2013-2015E
Expected
In-service Date
$390M $163M $227M June 2014
•
PJM RTEP project b1154
•
ROE of 11.68%
•
100% CWIP in rate base during development
•
100% recovery of prudently incurred costs due to abandonment
Project Status: Major permitting & siting complete, outside and inside
E = ESTIMATE

plant construction in progress

Burlington-Camden 230kV consists of upgrading
37 circuit miles (30 miles of overhead and 7 miles of under-
ground) of 138kV transmission line to 230kV, converting the
existing stations to 230kV operation
Project
Estimate
Up To
Through
Year-end
2012
2013-
2014E
Expected
In-service
Date
$399M $169M $230M
June
2014
•
PJM RTEP project b1156
•
ROE of 11.68%
•
100% CWIP in rate base during
development
•
100% recovery of prudently incurred costs
due to abandonment
Project Status: Major permitting & siting
E = ESTIMATE

complete, outside and inside plant
construction in progress

Mickleton-Gloucester-Camden 230kV
consists of upgrading 10 circuit miles of overhead transmission, installing ~16 circuit miles of new 230kV underground, 10
circuit miles of new 230kV overhead, and
modifications/upgrades at five existing stations
Project
Estimate Up To
Through Year-
end 2012
2013-2015E
Expected
In-service Date
$435M $24M $411M June 2015
•
PJM RTEP project b1398
•
ROE of 11.68%
•
100% CWIP in rate base during development
•
100% recovery of prudently incurred costs due to abandonment
E = ESTIMATE

Project Status: Major permitting & siting complete, outside and inside plant construction in progress

State policy imperatives have been redefined
by Superstorm Sandy
* NJBPU proceeding on storm recovery is currently in discovery phase.

Storm report issued by NJBPU
focusing on:
Preparedness Efforts
Communications
Restoration and Response
Post Event Analysis
Underlying Infrastructure Issues
Storm Deferral Filings:
On December 19, 2012 the
NJBPU granted a PSE&G request
for general authority to defer storm
restoration costs, thereby making
such costs potentially recoverable
in future rate filings
On February 20, 2013, at its open
public meeting, the BPU voted that
the recovery of all such storm
restoration costs would be
reviewed in a generic (multi-utility)
proceeding*

We have also responded with a plan focused
on infrastructure hardening and resiliency

PSE&G filed a petition on February 20,
2013, with the NJBPU seeking
approval for the Energy Strong
Program (ES) which will harden electric
and gas distribution infrastructure and
increase the resiliency of the electric
distribution system
The filing complements the NJBPU’s
recently issued order requiring all
Electric Distribution Companies to
take specific actions to improve
preparedness and response to
major storms
ES program represents a potential
investment of approximately $3.9
billion over the next 10 years.  PSE&G
has asked for initial funding approval
of $2.6 billion during the first
five years
Additional Transmission investment
of approximately $1.5 billion would
be included in future FERC Formula
Rate filings

Lower commodity costs and expiration of
certain transition charges are expected to offset the impact to customer bills
*FOR THE TYPICAL COMBINED ELECTRIC & GAS RESIDENTIAL CUSTOMER, 2018 BGS (INCLUDING TRANSMISSION) / BGSS, AS WELL AS SBC, WNC, RAC AND DISTRIBUTION RATES HELD CONSTANT AS OF THE ES FILING DATE (FEB-2013).  RATES RELATED TO
ELECTRIC RESTRUCTURING:  SECURITIZATION (STC), NON-UTILITY GENERATION CHARGE (NGC), & TRANSITIONAL ENERGY FACILITIES ASSESSMENT (TEFA), ARE REDUCED TO ZERO BY 2018.  THE RGGI RECOVERY CHARGE (RRC), SOLAR PILOT RECOVERY
CHARGE (SPRC), AND CAPITAL ECONOMIC STIMULUS INFRASTRUCTURE INVESTMENT PROGRAM (CIP I) AND THE CIP EXTENSION (CIP II) BILL IMPACTS ARE INCLUDED IN THEIR RESPECTIVE GAS & ELECTRIC BARS AND FORECASTED BASED UPON MAR-2013
ESTIMATES.  THE BILL IMPACTS FOR ES PROGRAM BASED UPON THE PROPOSED FILING AND  S4AEXT/SL3 IMPACTS ARE BASED UPON THE BPU APPROVED PROGRAM.
Typical Residential Annual Bill

$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
2008 2013 2018*
ES
S4AExt/SL3
Gas
Electric
CPI

PSE&G’s 2013 operating earnings
benefiting from transmission growth and cost containment
initiatives
$528
2012 2013 Guidance
PSE&G Operating Earnings*
($ Millions)
$585 - $600E
E = ESTIMATE *SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET INCOME TO RECONCILE TO
OPERATING EARNINGS.

LONG ISLAND POWER AUTHORITY

LIPA T&D management contract
Amended Operating Services Agreement will begin January 1, 2014, subject to LIPA receiving IRS ruling on tax status of debt
LIPA /National Grid Contract
Thru Dec 2013
PSEG Transition Period
2012-2013
PSEG Long Island
Operating Period
2014 - 2025
Successful management of the LIPA transmission and distribution system may lead to additional growth opportunities

Increases PSEG-Long Island’s management responsibility to operate and maintain the LIPA T&D system
Extends original 10-year contract by two years
PSEG Power will procure LIPA’s fuel requirements beginning 2015
PSEG-LI compensation will increase in 2016 for expanded management role

PSEG POWER

PSEG Power
strategy
Focused on safety
performance, unit
reliability, competitive
cost structure with
control of
maintenance costs,
achieving operational
excellence, and
supporting market
rules to maintain a
level playing field
DISCIPLINED
INVESTMENT
OPERATIONAL
EXCELLENCE
FINANCIAL
STRENGTH
ENGAGED
WORKFORCE

PSEG Power creating value by responding to changing
markets and regulations

Safety/Environmental Focus
Fleet Diversity/Efficiency Focus
Fleet diversity across the dispatch
curve and fuel types provides flexibility
Nuclear units continue to achieve
strong operational results and are
well positioned for the future
Peach Bottom steam path retrofit
completed
Fossil fleet is suited for market
dynamics
CCGT achieved record output in 2012
Installed 400 MW new peaking
capacity in 2012
Financial/Economic Focus
O&M cost control programs have
delivered
Sites offering competitive advantage
suited for expansion
Regulatory Focus
Strong regulatory performance
Industry leadership in the changing
regulatory environment

PSEG Power delivered in 2012

Storm and
weather challenges
• Superstorm Sandy
impacted
our generating sites
• Warm winter put
pressure on demand
and pricing for both
electricity and gas
• Hot summer weather
created challenging
operating
environment
Market
challenges
• Unit outages and
transmission
outages resulted in
pressure on basis
• Lower gas cost
impacted dark
spread pressuring
coal unit dispatch
• Load impacted by
weather and
economy
Value
delivered
• Cost control
• Lower dispatch and fuel cost
• Captured value through coal/gas
switching, unit flexibility
• Improved unit availability
• Coal & oil sales optimized inventory
• Expedited return from storm outages,
restored margin opportunities
• Optimized unit dispatch across fleet
during storm recovery

• Low cost portfolio
• Fuel flexibility
• Assets near loads
• Poised to benefit in real
time markets
• Fleet will maintain
diversity and efficiency in
2016 after HEDD
• Most sites suitable for
expansion
ISO
New
England
New Haven
Bridgeport
Bethlehem Energy Center
(Albany)
Conemaugh
Keystone
Peach Bottom
Bergen
Kearny
Essex
Sewaren
Edison
Linden
Mercer
Burlington
National Park
Hudson
Hope Creek
Salem
Yards Creek
New York ISO
PJM
PSEG Power has generating assets
in three competitive markets

PSEG Power Nuclear fleet is a critical element
of success
Hope Creek
• Operated by PSEG Nuclear
• PSEG Ownership: 100%
• Technology: Boiling Water
Reactor
• Total Capacity: 1,174 MW
• License Expiration: 2046
• Next Refueling
• Spring 2015
Salem
Units 1 and 2
• Operated by PSEG Nuclear
• PSEG Ownership:  57%,
Exelon – 43%
• Technology: Pressurized Water
Reactor
• Total Capacity: 2,326 MW
• Owned Capacity: 1,335 MW
• License Expiration: 2036
and 2040
• Next Refueling
• Unit 1 – Fall 2014
• Unit 2 – Spring 2014
Peach Bottom
Units 2 and 3
• Operated by Exelon
• PSEG Ownership: 50%
• Technology: Boiling Water
Reactor
• Total Capacity: 2,245 MW
• Owned Capacity:
1,123 MW
• License Expiration: 2033
and 2034
• Next Refueling
• Owned Capacity:  1,174 MW
• Unit 2 – Fall 2014
• Unit 3 – Fall 2015

PSEG Power Nuclear is core to the fleet and has
competitive advantages
•
Continued strong nuclear operations –
eight consecutive years of >90%
capacity factor
•
Significant earnings contributor
•
Top quartile of cost performance/MWh
•
One third new staff, recruitment of the
best new and experienced talent and
attractive training program
•
Developing Fukushima action plan
in response to NRC staff review
•
Peach Bottom extended power uprate,
130 MW Power’s share, scheduled in
service 2015/2016
•
Active and influential participation at
INPO, NEI, EPRI, USA Alliance

PSEG Power’s
Fossil Fleet
availability has
shown
steady
improvement
5%
6%
7%
8%
9%
10%
2008 2009 2010 2011 2012
EFORd
0%
1%
2%
3%
4%
2008 2009 2010 2011 2012
EFORp
EFORp
improvement
and availability
at peak demand
times has
resulted in
performance
payments in
each of the last
four years
EFORd
improvement
resulted in over
200 MW of
additional
capacity
available

PSEG Power
improvements
achieved in
combined cycle
fleet efficiency
7,400
7,500
7,600
7,700
7,800
2008 2009 2010 2011 2012
Combined Cycle Operating Heat Rate
Actions Taken to Create Value
• Heat rate improvement
program
• Operational Excellence
Model
• Training programs
• Unit testing initiative
• Outage work to restore
efficiency

Superstorm Sandy affected the fleet;
when the load returned, Power was ready
Planned
Outages
Salem 2
Bergen 1
Hudson 2
Storm
Outages
Salem 1
Linden CC
Linden 5,6,7,8
Kearny
9,12,13,14
Essex
9,10,11,12
Sewaren
1,2,3,4
Salem 1
Linden 5,7
Kearny
13,14
Linden 6,8
Bergen 1
Salem 2
Kearny 12
All PSEG NJ
Generation
Hudson 2
Essex 9,10
Linden CC
Superstorm
Sandy
0
5
10
15
Total 28- Oct 31- Oct 5- Nov 12-Nov 19-Nov 30 Nov Dec Jan -

PSEG Power’s fleet is among the lowest emitting
in the industry
0
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000
90,000
10,000
20,000
30,000
40,000
50,000
60,000
70,000
2006 2007 2008 2009 2010 2011 2012
Generation NOx
• Mercury reduced 80% across the timeframe above
• Power is well positioned for HAPS
SO2

PSEG Power’s
focus on costs
has resulted in
moderate
increase in O&M
for six years
Cost control actions taken:
• Coal assessment
• CCGT material condition assessment
• Contract renegotiation
• Material management
• Nuclear maintenance productivity study
• Nuclear outage efficiency initiative
2008 to 2013 CAGR = 1.9%
Power O&M Expense*
* INCLUDES IMPACTS FROM STORM RECOVERY COSTS AND POTENTIAL RELATED INSURANCE PROCEEDS.
E = ESTIMATE.
$0
$500
$1,000
$1,500
2008 2009 2010 2011 2012 2013E

PSEG Power is well positioned
for growth in
the fleet when market conditions dictate
Available locations Our sites possess infrastructure advantages
• Bergen
• Burlington
• Essex
• Edison
• Kearny
• Hudson
• Linden
• Sewaren
• Bridgeport Harbor
• Electric Interconnection
• Gas Pipeline Access
• Sites/Space
• Emissions

PSEG Power will maintain diversity and
efficiency after a realignment of the fleet in 2016
13,226 MW 11,200 MW
Fuel Diversity
52.5 TWh 52-54 TWh
Energy Produced
Objective
2012 2016E
E=ESTIMATE
Maintain fuel diversity
Maintain load serving
capability
Improve fleet heat rate
by 6%
Maintain low cost
structure
Environmental
improvement

PSEG Power is an established leader
within the industry

•
Board of Directors
•
National Nuclear Accrediting Board
•
Chair Communications Advisory
Committee
•
Board of Directors
•
Board of Directors Executive
Committee
•
Chair Emergency Preparedness
Working Group
•
Security Working Group
•
Fukushima Response Steering
Committee
•
Nuclear Strategic Issues Advisory
Committee Steering Group
•
Chairman Nuclear Power Counsel
•
Executive Committee Nuclear Power
Counsel
•
Vice Chair of the Executive Oversight
Committee
USA Alliance
•
Chair
•
Various Committees
BWR Owners Group
PJM/NY/NE  ISO
INPO
NEI
EPRI

PSEG Power has added value with focus on
operational excellence
* EXCLUDES SANDY IMPACT.

3,622 Nuclear capacity (MW) 3,632
92% Nuclear equivalent availability 93%
29.3 Nuclear generation (TWhrs) 29.8
55 Total generation (TWhrs) 53
3,157 CCGT capacity (MW) 3,176
12.1 CCGT generation (TWhrs) 16.2
8.9% Fossil EFORd 6.3%*
87% Fossil equivalent availability 90%
63 SO
2
(Ktons) 9
16 NO
x
(Ktons) 10

Power’s 2013 operating earnings
benefiting from locational value and operational efficiency
E= ESTIMATE *SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET INCOME TO RECONCILE TO
OPERATING EARNINGS.
$630 - $685E
$644
PSEG Power Operating Earnings*
($ Millions)

PSEG POWER ER&T

PSEG Power
ER&T strategy
DIVERSIFIED
ASSETS AND
FLEXIBLE DISPATCH
REGULATORY
ADVOCACY
MANAGING
RISKS AND
CREATING VALUE
Focused on
optimizing the value
of its asset portfolio
and providing
outstanding service
to our customers,
while prudently
managing risk
ENGAGED
WORKFORCE

Diversified assets and flexible dispatch
High performing, base load nuclear assets
3,632 MW
Fuel advantaged, base load coal plants in PA
776 MW
Flexible combined cycle fleet
3,176 MW
Well leveraged intermediate & peaking assets
5,642 MW
Integrated trading and dispatch capability around fleet

Area Regulation
$25
$20
$15
$10
$5
$-
$/MW
300
250
200
150
100
50
0
MW
1
3
5
7
9
11
13
15
17
19
21
23
MW
Mkt Price

PSEG

Fleet capacity has been advanced by:
Reduced O&M and increased start-up success
Trading acumen to execute fuel switching opportunities
Capturing new products opportunity with
minimal investment
Improved Heat Rate capability

Actual Monthly On Peak Spreads
PS Zone vs M3/CAPP
$/MWh
60
55
50
45
40
35
30
25
20
15
10
5
0
-5
-10
-15
-20
Jan-10
Jul-10
Jan-11
Jul-11
Jan-12
Jul-12
Dark Spread
Spark Spread

PSEG Power Natural Gas
Use for Electric Generation
mmdth/day
900
800
700
600
500
400
300
200
100
-
1-Jan
1-Feb
1-Mar
1-Apr
1-May
1-Jun
1-Jul
1-Aug
1-Sep
1-Oct
1-Nov
1-Dec
High-Low 2005-2012
2012

PSEG

Spark spread
replaces dark spread
as major value driver
• Spark spread has risen above dark spread in PJM markets
• Power’s gas units operating at record throughput
• Gas operation provides much more operational flexibility
• Enhances the ability of trading organization to capture volatility

2013 BGS Auction Results for PSE&G Zone
Capacity
Load shape
Transmission
Congestion
Ancillary services
Risk premium
Green
BGS sales account for about a third of our forward portfolio of hedges
3 Year Average
Round the Clock
PJM West
Forward Energy
Price
BGS PRICES REFLECT PSE&G ZONE; RESULTS FOR 2011-2013 ARE THE NEW BLENDED PRICES BEGINNING JUNE 1, 2013.

2009 2010 2011 2012 2013
$103.72
~ $47
$95.77
$94.30
~ $47 ~ $48
~ $46
$83.88
~ $53
$92.18
$48
-
$50
$45
-
$47
$37
-
$38
$56
-
$58
$39
-
$40

•
3 Year forward BGS sales comprise smaller percentage of Power’s hedges
•
Other full requirement load deals help capture additional locational and load shape premium
NOTE:  PERCENTAGES REPRESENT HEDGED VOLUMES IN PLACE AFTER BGS AUCTION.
Our hedging mix has changed with the
market but still captures the fleet’s locational advantage
50%
0%
50%
2008
44%
4%
52%
2010
35%
8%
57%
2012
BGS Sales to NJ
EDCs
Other Load Other Hedges

Hedging strategy designed to protect gross margin
and leverage the portfolio
Dynamic Hedging on
Intermediate Coal, Combined
Cycle and Peaking:
Ratable Hedging on Base Load:
•
•
•
Oct-Dec
2013 2014 2015
Volume TWh 8 35 35
Base Load
% Hedged 100% 100% 55-60%
(Nuclear and Base Load Coal)
Price $/MWh $50 $48 $48
Volume TWh 5 18 17
Intermediate Coal, Combined
% Hedged 30-35% 5-10% 0%
Cycle, Peaking
Price $/MWh $50 $48 $48
Volume TWh 13-14 53-55 52-54
Total
% Hedged 70-75% 65-70% 35-40%
Price $/MWh $50 $48 $48
3 year ratable hedge tactics
3 year PJM hedge of capacity
(not included in table)
Load following sales (such as BGS)
have strong correlation to our units
for hedging basis and load shaping
premium
•
Position fleet to take advantage
of market volatility
•
Gas and load-following fleet left
open until prompt year to
capture volatility
•
Use all trading products to
capture option value of assets
and benefit from market
dislocations
HEDGE PERCENTAGES AND PRICES AS OF SEPTEMBER 30, 2013. REVENUES OF FULL REQUIREMENT LOAD DEALS BASED ON
CONTRACT PRICE, INCLUDING RENEWABLE ENERGY CREDITS, ANCILLARY, AND TRANSMISSION COMPONENTS BUT EXCLUDING
CAPACITY. HEDGES INCLUDE POSITIONS WITH MTM ACCOUNTING TREATMENT AND OPTIONS.

PSEG's locational advantage

and electric basis

PS Zone On Peak Monthly Day Ahead Basis to PJM West Hub*
$/MWH
30
25
20
15
10
5
0
(5)
Jun-00
Dec-02
Jun-05
Dec-07
Jun-10
Dec-12

Current plant locations
Bethlehem Energy Center (Albany)
Bridgeport
New Haven
Hudson
Yards Creek
Keystone
Conemaugh
Mercer
Peach Bottom
Bergen
Kearny
Essex
Linden
Sewaren
Edison
Hope Creek
Salem
Burlington
National Park

PSEG
*AS OF OCTOBER 31, 2013.
73

PSEG’s locational advantage
and electric basis
Current plant
PS Zone On Peak Monthly Day Ahead locations Basis to PJM West Hub*
30 Bethlehem Energy Center (Albany)
25 Bridgeport New Haven
20
/MWH 15
$ 10 Hudson Yards Creek
5 Keystone Bergen Kearny
0
Mercer Essex
Jun-00 Dec-02 Jun-05 Dec-07 Jun-10 Dec-12 Conemaugh Linden
(5) Sewaren Peach Bottom Edison Hope Creek Burlington Salem National Park
Basis (PS Zone to PJM West) will continue to trend downward for forward sales
Volatility may remain significant in the prompt periods
Power maintains sufficient length to participate in upside volatility as well as a valuable 250MW transmission position into NYC
Basis will continue to have a positive impact on PSEG Power profitability
* A S O F O C T O B E R 3 1 , 2 0 1 3 . 73

PJM’s capacity market continues to recognize
locational value of our fleet
*PSEG Power’s cleared megawatts split between PS Zone and EMAAC.
2016/2017 RPM Auction Influenced By:
• New Build and Higher Imports
• Updated Transfer Capabilities
• Updated Demand Curve
• Environmental Retirements
• Minimum Offer Price Rule
• Lower Demand Response
2012 /
2013
2013 / 2014 /
2015
2015 /
2016
2016 /
2017
Power’s Average Price $153 $244 $162 $167 $166
PS Zone $219
EMAAC $140 $245 $137 $167 $119
RTO $16 $28 $126 $136 $59
Power’s Capacity (MW) 10,400 10,600 10,300 9,000 8,637*
2014
$/MW-Day

Reserve margins in PJM declining with retirements
Source: PJM TEAC, 8/8/2013
• PJM Pending Deactivation Requests of
13,340 MW as of August 13, 2013
• Approximately 5,000 MW of additional
owner announced retirements in PJM
through next auction
• PJM forecasts a declining Reserve Margin
through 2017
Generation Deactivation Notifications Forecast Reserve Margin (PJM June 2013)
0%
10%
15%
20%
25%
30%
6/1/2013 6/1/2014 6/1/2015 6/1/2016 6/1/2017
5%
Reserve Requirement
Existing + Expected New Generation

Regulatory Advocacy
Current Issues
• PJM RPM rules for Capacity Markets
• PJM Energy/Ancillary Services Market
• New England Capacity Markets
• New York Energy Markets
• Trade Associations and ISO/RTO activities
ISSUE /POLICY HOW ADDRESSED?
PJM
MOPR
Sufficiency/Exceptions before FERC and courts
DEMAND RESPONSE RULES
ANCILLARY/ENERGY
NYISO
CAPACITY
Jurisdictional dispute at FERC over retirement decisions; Impact of PSC approved Reliability Must Run arrangement on markets
NEPOOL FCM
Market design issues pending at Court of Appeals, FERC and ISO-NE stakeholder process
FEDERAL
Gas/Electric Coordination
Participation in ISO/FERC/Industry forums
Recent Rulings
• FERC approval of Cost of New Entry (CONE)
• PJM Area Regulation rules
• EPA RICE/NESHAPS rules
• FERC ruling imposing DR must offer requirement
in ISO-NE
Performance/eligibility/compensation issues before courts, FERC, and
PJM stakeholder process
Regulation/Black-start modifications under consideration in PJM stakeholder process before FERC

Diversified Assets &
Flexible Dispatch
Strong operational performance
Fuel switching
Ancillary services
Managing Risks & Creating Value
Consistent hedging strategy • Full load requirements • Capacity sales •Monetize optionality
Managing
Risks &
Creating Value
Supports competitive markets
Seeks a level playing field
Provides insight
Creates opportunity
MARKET
EXPECTATIONS
Diversified
Assets &
Flexible Dispatch
Regulatory
Advocacy
PSEG wholesale market strategy
built on a strong asset portfolio
Regulatory Advocacy

PSEG ENERGY HOLDINGS

PSEG
Energy Holdings
strategy
Holdings’ priorities
are to manage
lease risks, sell
remaining non-
core assets and
grow the
renewables
portfolio
STREAMLINED
BUSINESS
AND REDUCED
FINANCIAL RISK
CAPITALIZE ON
RENEWABLE
OPPORTUNITIES
MAXIMIZING
THE VALUE OF
THE REMAINING
PORTFOLIO
DEVELOP AND EXECUTE
NEW BUSINESS
OPPORTUNITIES

Reducing Risk and
Monetizing Legacy Assets
PSEG Energy Holdings
Growth in
unregulated renewables
PSEG Solar Source
Growth by
leveraging knowledge
PSEG Long Island
Merchant Energy
Leveraged Leases
Regulated Energy
Leveraged Leases
Real Estate Leveraged
and Operating Leases
Legacy
Generation Assets
…MANAGING RISK FOR REMAINING LEGACY ASSETS AND INVESTING IN RENEWABLES

Queen Creek
Arizona (25 MW)
COD October 2012
Polycrystalline - single axis tracker
Investment $75 million
20 year PPA with SRP
PSEG Solar Source has completed 69 MW and has
an additional 19 MW under construction
JEA
Florida (15 MW)
COD September 2010
Thin film panels – fixed tilt
Investment $59 million
30 year PPA with JEA
Milford
Delaware (15 MW)
COD December 2012
Polycrystalline - fixed tilt
Investment $47 million
20 year PPA with DEMEC
Hackettstown  (Mars)
New Jersey  (2 MW)
COD September 2009
Thin film panels – fixed tilt
Investment $13 million
15 year PPA with Mars, Inc.
Wyandot
Ohio (12 MW)
COD May 2010
Thin film panels – fixed tilt
Investment $45 million
20 year PPA with AEP
… OPPORTUNITY FOR GROWTH IN UNREGULATED SOLAR
Badger I
Arizona (19 MW)
Expected COD Q4 2013
Polycrystalline - single axis tracker
Investment $51 million
30 year PPA with APS

PSEG Energy Holdings
Simplifying the
business and creating
growth opportunities in
renewables
Operational Excellence
Financial Strength
Disciplined Investment
STREAMLINED
BUSINESS
AND REDUCED
FINANCIAL RISK
CAPITALIZE ON
RENEWABLE
OPPORTUNITIES
MAXIMIZING
THE VALUE OF
THE REMAINING
PORTFOLIO
DEVELOP AND EXECUTE
NEW BUSINESS
OPPORTUNITIES

PSEG FINANCIAL REVIEW & OUTLOOK

Strong financial position to support our
business initiatives
Financial Position
Achieved Earnings Guidance
Stable Dividend and Opportunity for Growth
Strong Balance Sheet
Regulated Growth Opportunity without Equity Issuance
Solid Credit Ratings
O&M Controlled
Well Funded Pension

In 2012, PSE&G executed its capital program, Power
generated significant free cash flow and PSEG increased its
shareholder dividend
(1) PSE&G CASH FROM OPERATIONS ADJUSTS FOR SECURITIZATION PRINCIPAL REPAYMENTS OF ~$216 MILLION.
Power
Cash
from Ops
PSE&G
Cash
from Ops
(1)
PSE&G
Capital
Investment
Power
Capital
Investment
Cash
Other
Net
Cash
Flow
Shareholder
Dividend
Net Debt
Issuances
2012 Sources and Uses

Our capital investment options can result in as
much as $5.4B of utility growth investment through 2015
New
Transmission
~$0.2B
New
Distribution
~$1B
DATA AS OF JUNE 30, 2013.  E = ESTIMATE
PSE&G
Growth
~$4.2B
PSE&G
Maintenance
Power
& Other
Potential Opportunities Approved Programs
2013 – 2015E Capital Investment
~$6.3B
~$6.5B
~$7.5B
PSE&G
Growth
$5.4B

All scenarios can be financed without new
equity
Power
Cash
from Ops
PSE&G
Cash
from Ops
(1)
PSE&G
Capital
Investment
Power
Capital
Investment
Shareholder
Dividend
Net Debt
Issuances
Power
Cash
from Ops
PSE&G
Cash
from Ops
(1)
PSE&G
Capital
Investment
Power
Capital
Investment
Shareholder
Dividend
Net Debt
Issuances
(1) PSE&G CASH FROM OPERATIONS ADJUSTS FOR SECURITIZATION PRINCIPAL REPAYMENTS OF ~$725M FROM 2013-2015
EMP: ENERGY MASTER PLAN
2013 – 2015E
Other
Net Cash
Flow
2013 – 2015E
Other
Net
Cash
Flow
Approved Programs plus EMP, New
Transmission and New Distribution Approved Programs
E = ESTIMATE

PSE&G’s capital spending drives regulated
earnings growth with a potential future rate base of up to
~$12.6B
2013 – 2015E Rate Base Growth
Potential New Opportunities
~$9B
~$2.4B
~$11.4B
Approved Programs
2015E  Rate Base
3-yr CAGR: ~12%
New
Distribution
~$1B
New
Transmission
~$0.2B
~$11.6B
~$12.6B
DATA AS OF JUNE 30, 2013.  E = ESTIMATE
2012 Rate Base 2015E  Rate Base
3-yr CAGR: ~8.2%

89 Power’s credit metrics are expected to remain strong EMP: ENERGY MASTER PLAN Power FFO/Debt 2013 – 2015E Average E = ESTIMATE

Using PSEG’s balance sheet strength
to finance growth in the regulated enterprise
without equity issuance
PSEG Total Capitalization
2012 2015E*
* E = ESTIMATE; INCLUDES THE FOLLOWING PROPOSED FILINGS: EE4A, ENERGY STRONG (ES) AND TRANSMISSION
HARDENING AND BPU APPROVED SPENDING ON SOLAR.

Our investment programs are affordable,
helped by the expiration of known charges by 2017, which
lower the average residential customer bill by ~ 8.7% based on today’s current bill
PSE&G Securitization & NUG Impacts ($Millions)
PSE&G Securitization Impacts 2013 2014 2015 2016 2017
Revenues
439 445 386 0 0
Interest Expense
(46) (30) (11) 0 0
Amortization
(253) (273) (233) 0 0
Deferred Tax & Other
(140) (142) (142) 0 0
P&L Impact (GAAP view) 0 0 0 0 0
PSE&G Non–Utility  Generation 2013 2014 2015 2016 2017
Revenues*
157 167 141 49 0
Expenses
(157) (167) (141) (49) 0
P&L Impact (GAAP view) 0 0 0 0 0
*NUG revenues reflect Feb 1, 2013 rates
Typical Current Average Residential
Customer Bill Impact
Securitization ~6.6%
Non-Utility
Generation
~2.1%

Modest O&M growth with Power increases from
CCGT maintenance cycles, due to high utilization rates
(1) POWER EXCLUDES IMPACTS FROM STORM RECOVERY COSTS AND POTENTIAL RELATED INSURANCE PROCEEDS NM = NOT MATERIAL.
E = ESTIMATE.
PSEG O&M Expense (1)
2013-2015E CAGR: ~2.2%
CAGR
Transmission
~0.4%
Distribution
~1.3%
Power
~2.9%
Holdings &
Other: N.M.
$0
$500
$1,000
$1,500
$2,000
$2,500
2013E 2014E 2015E

Pension contributions expected to decline with
well funded plan
2010 2011 2012 2013E 2014E 2015E
Funded Ratio 82% 84% 83% >85% >90% >90%
Amended
Benefit
Plans
E = ESTIMATE
$0
$100
$200
$300
$400
$500
Pension Plan  Contributions

Opportunity for modest and sustainable
dividend increases consistent with stable regulated growth
and cash generation outlook at PSEG Power
PSE&G
EPS
$1.25
$1.14
E = ESTIMATE
$1.33
$1.37
$1.37
$1.44
$0.60
$0.80
$1.00
$1.20
$1.40
2009 2010 2011 2012 2013E
$1.42
Annual Dividend Per Share

PSEG Summary
• Raised 2013 full-year operating earnings guidance to $2.40 - $2.55 per share -- based on financial results to date
• Double digit operating earnings growth at PSE&G starting in 2013, and continuing through 2015 driven by transmission investments and approved programs
• Power’s continued focus on operational excellence, market expertise and financial strength reduces risk in low price environment
• Strong Balance Sheet and Cash Flow support full capital program without the need for equity
• Long history of returning cash to the shareholder through the common dividend, with opportunity for future growth

APPENDIX

Q3 Operating Earnings by Subsidiary
Operating Earnings Earnings per Share
$ millions (except EPS)
2013 2012 2013 2012
PSEG Power
$  216 $  217 $  0.43 $  0.43
PSE&G
168 155 0.33 0.30
PSEG Energy Holdings/
Enterprise
1 10 - 0.02
Operating Earnings*
$  385 $  382 $ 0.76 $  0.75
Quarter ended September 30
* SEE SLIDE B FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET INCOME TO RECONCILE TO OPERATING EARNINGS.

$0.75
0.03
$0.76
(0.02)
0.00
0.25
0.50
0.75
1.00
Higher Capacity 0.11
Market Pricing and
Lower Supply
Costs 0.04
Taxes & Other 0.01
Lower Hedge
Pricing (0.10)
O&M (0.04)
Lower Volume  (0.02)
Transmission 0.04
Capital
Infrastructure
Program &
Other  0.01
Weather and
Demand (0.02)
Q3 2013
Operating
Earnings*
Q3 2012
Operating
Earnings*
PSEG Power PSE&G Energy Holdings/
Enterprise
* SEE SLIDE B FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET INCOME TO RECONCILE TO OPERATING EARNINGS.
0.00
2012 Asset
Sale and
Impairment
(0.01)
Other (0.01)
PSEG EPS Reconciliation – Q3 2013
versus Q3 2012

Year to Date Operating Earnings
by Subsidiary
Operating Earnings Earnings per Share
$ millions (except EPS)
2013 2012 2013 2012
PSEG Power
$  580 $  523 $  1.14 $  1.03
PSE&G
468 453 0.92 0.89
PSEG Energy Holdings/
Enterprise
13 53 0.03 0.11
Operating Earnings*
$  1,061 $  1,029 $  2.09 $  2.03
Nine months ended September 30
*SEE SLIDE B FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET INCOME TO RECONCILE TO OPERATING EARNINGS.

$2.03
0.11
0.03
$2.09
(0.08)
0.00
0.50
1.00
1.50
2.00
2.50
YTD 2013
Operating
Earnings*
YTD 2012
Operating
Earnings*
Higher Capacity 0.23
Market Pricing
and Lower Supply
Costs 0.04
Gas Send-out and Fixed
Cost Recovery 0.04
Volume 0.01
Lower Hedge Pricing (0.15)
O&M (0.05)
D&A (0.01)
PSEG Power
Transmission 0.10
Capital
Infrastructure
Program
& Other 0.01
Taxes and
Other 0.02
O&M (0.02)
Weather and
Demand (0.01)
D&A (0.01)
Absence of Tax
Settlement (0.06)
PSE&G
**
PSEG Energy
Holdings/
Enterprise
Absence of Tax
Settlement
(0.07)
Asset Sales
and Other
(0.01)
*
SEE SLIDE B FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET INCOME TO RECONCILE TO OPERATING EARNINGS.
**
PRIOR QUARTER RESULTS FOR RECONCILING ITEMS MAY NOT ADD TO YEAR-TO-DATE (YTD) TOTALS DUE TO ROUNDING.
PSEG EPS Reconciliation – YTD 2013
versus YTD 2012

Dist O&M/Customer
$180.00
$160.00
$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$0.00
Median $99.65
Median 109.7
PSE&G
Dist O&M/Customer: **$68.66**
SAIDI: **55.5**
0
20
40
60
80
100
120
140
160
180
200
220
240
SAIDI

PSEG

PSE&G provides high reliability at below
average cost which creates superior value to customers
SAIDI = SYSTEM AVERAGE INTERRUPTION DURATION INDEX, A MEASURE OF AVERAGE OUTAGE DURATION FOR ALL CUSTOMERS
SERVED.

102 PSE&G prioritizes public safety while maintaining value to customers LEAK RESPONSE RATE = PERCENTAGE OF UTILITY RESPONSES TO REPORTED LEAKS WITHIN ONE HOUR.

Formula rates for transmission make
the process more predictable with contemporaneous returns
Transmission (Federal) Distribution Base Rate Case (State)
Current ROE • 11.68% base
• 12.93% with incentives on Susquehanna-Roseland
• 11.93% with incentives on Northeast Grid
• 10.3%
Volatility of Returns
• Low – prospective recovery with annual true-ups for
over/under recovery
• Higher – performance impacted positively/negatively
by cost management, weather, customer demands,
etc.
Process
• Formula – The rate template and specific elements like
ROE are predetermined with annual updates and true
ups
• Litigated case with each element (depreciation, ROE,
O&M levels, Rate Base) scrutinized and settled
Intervenors • State consumer advocates usually participate
• State consumer advocates
• Large customers
• Other parties affected by the case, e.g. Solar
Developers
Test Year
• PSE&G has fully forecasted test year for both
Capital and O&M
• Historical test year with pro-forma adjustments
for known and measurable items, e.g. wage
escalation
Time to resolve
• Annual Formula updates are filed in October with
January 1 effective date
• Typically settled within 12-15 months

New Jersey Board of Public Utilities (BPU)
• The Board of Public Utilities consists of five commissioners appointed by the Governor.  These appointees are confirmed by the NJ Senate for six-
year, staggered terms. The Governor appoints one of the five to serve as
Commission President.
Currently, the commissioners are:
•
Robert M. Hanna, Commission President
•
Jeanne M. Fox
•
Joseph L. Fiordaliso
•
Mary-Anna Holden
•
Dianne Solomon
•
Stefanie Brand, Director of the N.J. Division of Rate Counsel

Slow economic recovery in NJ is constraining
growth in all market sectors
Modest residential growth limited
by housing market inactivity and
the slow economic recovery
Consumer spending is trending
with the slow economic recovery
and impacting growth in the
commercial sector
Industrial sales growth continues
to be constrained by slow
economic recovery
0.3%
0.4%
0.0%
0.5%
0.9%
0.7%
0.3%
0.7%
2013 - 2015
Projected Sales Growth – Gas*
2013 – 2015
Projected Sales Growth – Electric*
Residential Commercial Industrial Total
Residential Commercial Industrial Total
*WEATHER NORMALIZED ESTIMATED ANNUAL GROWTH PER YEAR OVER FORECAST PERIOD;
PROJECTED SALES GROWTH FOR 2013-2015 GAS INCLUDES ONLY FIRM SALES.

Key economic indicators forecast renewed
growth over the 2012 to 2015 timeframe
The New Jersey economy increased by 0.3%
annually from 2010 to 2012 and is
anticipated to grow 2.3% per year from
2012 to 2015
New Jersey total non-farm employment
increased by 0.6% annually from 2010 to
2012 and is expected to grow 1.4% per year
from 2012 to 2015
Real personal income in New Jersey
increased by 1.4% annually from 2010 to
2012 and is expected to increase 2.5% per
year from 2012 to 2015
Single family housing starts declined by
2.6% annually from 2010 to 2012 and are
expected to increase ~24% per year from
2012 to 2015
SOURCE: IHS GLOBAL INSIGHT FEBRUARY 2013 FORECAST.
NJ Total Employment
3,700
3,800
3,900
4,000
4,100
2010 2012 2015
NJ Real Gross State Product
$400,000
$420,000
$440,000
$460,000
$480,000
2010 2012 2015
NJ Real Personal Income
$360,000
$380,000
$400,000
$420,000
$440,000
$460,000
2010 2012 2015
NJ Single Family Housing Starts
0
5
10
15
20
2010 2012 2015

The full requirements BGS rate recognizes the
forward PJM capacity market price
Capacity Price per
RPM
Auction for PSEG Zone Capacity Price per BGS Tranche
2013-2014 250 $                         Three Year Average ($/MW-day) $195
2014-2015 170 $                         MW per Tranche (varies by EDC) 108
2015-2016 166 $                         Days per Year 365
Three Year Average ($/MW-day) $ 195 Capacity Cost per Tranche $  7,712,637
MWh per Tranche
Energy MW per Tranche (varies by EDC) 108
Hours per Year 8,760
Load Factor (varies by EDC) ~37%
MWh per Tranche, approx. 350,000
Capacity Cost per MWh 22 $

PSEG Energy Holdings
Investment Portfolio
* BOOK BALANCE EXCLUDING DEFERRED TAX ACCOUNTS.
** EME AND ITS SUBSIDIARIES FILED CHAPTER 11 BANKRUPTCY ON 12/17/2012.
ON 10/18/2013,NRG ENERGY ANNOUNCED AN ACQUISITION OF EME ASSETS THAT WOULD CURE
ALL MONETARY DEFAULTS AT CLOSING AND PRESERVE HOLDINGS’ ENTIRE EQUITY VALUE.
Equipment
Investment  Balance *
at 9/30/13
($millions)
Solar  Source Five Operating Solar Facilities : NJ, DE, OH, FL, AZ - 69 MW $195
Merchant Energy Leases
GenOn (REMA)
Keystone, Conemaugh & Shawville (PA)
3 coal-fired plants (1,162 equity MW)
$344
Edison Mission Energy (EME)** Powerton & Joliet Generating Stations (IL)
2 coal-fired generating facilities (1,640 equity MW)
$218
Regulated Energy Leases
Merrill Creek Reservoir in NJ  (PECO, MetEd, Delmarva Power & Light)
$189
Grand Gulf Nuclear station in Mississippi (175 equity MW)
Real Estate Leveraged Leases GM Renaissance Center; Wal-Marts; E-D (shopping) Centers $ 67
Real Estate Operating Leases Office Towers, Shopping Centers - 32 properties $80
Generation Legacy Assets Kalaeloa (HI)  209 MW CC Oil,  GWF (in wind down stage)  $ 98
Aircraft Leases and Other Delta Airlines aircraft; Land & Receivables $ 22
Total Holdings Investments $1,213

PSEG Liquidity as of September 30, 2013
Expiration Total Available
Facility Date Facility Usage Liquidity
($Millions)
5-year Credit Facility (PSE&G) Mar-18 $600
1
$13 $587
5-Year Credit Facility (Power) Mar-17 1,600 58 1,542
5-Year Credit Facility (Power) Mar-18 1,000 2 0 1,000
5-Year Bilateral (Power) Sep-15 100 100 0
5-year Credit Facility (PSEG) Mar-17 500 5 495
5-year Credit Facility (PSEG) Mar-18 500 3 0 500
Total $4,300 $176 $4,124
$154
PSE&G ST Investment $0
1
PSE&G Facility to be reduced by $29M on April 15, 2016
Total Liquidity Available
$4,278
2
Power Facility to be reduced by $48M on April 15, 2016
Total Parent / Power Liquidity $3,691
3
PSEG Facility to be reduced by $23M on April 15, 2016
PSEG Money Pool ST Investment

Strong Balance Sheet supports our full capital
program without the need for equity
$Billions Capitalization
Subsidiary Debt
(1)
2010 2011 2012
PSE&G 4.28 4.27 5.06
PSEG Power 3.45 2.75 2.34
Parent & Other 0.08 0.04 0.04
Total PSEG Debt 7.81 7.06 7.44
Subsidiary Equity
PSE&G 4.42 4.65 5.17
PSEG Power 5.03 5.44 5.44
Parent & Other 0.18 0.18 0.17
Total PSEG Equity 9.63 10.27 10.78
PSE&G Debt to Cap 49% 48% 49%
Power Debt to Cap 41% 34% 30%
PSEG Debt to Cap 45% 41% 41%
DEBT INCLUDES SHORT TERM DEBT (INCLUDING COMMERCIAL PAPER) AND EXCLUDES NON-RECOURSE AND SECURITIZATION DEBT

Items Excluded from Income from Continuing
Operations to Reconcile to Operating Earnings
2012 2011 2010 2009 2008
Earnings Impact ($ Millions)
Operating Earnings 1,236 $      1,389 $    1,584 $    1,567 $      1,479 $
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 52 50 46 9 (71)
Gain (Loss) on Mark-to-Market (MTM)
(a)
(PSEG Power) (10) 107 (1) (11) 14
Lease Transaction Activity (Energy Holdings) 36 (173) - 29 (490)
Storm O&M (PSEG Power) (39) - - - -
Market Transition Charge Refund (PSE&G) - - (72) - -
Gain (Loss) on Asset Sales and Impairments (Energy Holdings)
- 34 - - (13)
Income from Continuing Operations 1,275 $      1,407 $    1,557 $    1,594 $      919 $
Discontinued Operations - 96 7 (2) 270
Net Income 1,275 $      1,503 $    1,564 $    1,592 $      1,189 $
Fully Diluted Average Shares Outstanding (in Millions)
507 507 507 507 508
Per Share Impact (Diluted)
Operating Earnings 2.44 $        2.74 $     3.12 $     3.09 $       2.91 $
Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.10 0.10 0.09 0.02 (0.14)
Gain (Loss) on MTM
(a)
(PSEG Power) (0.02) 0.21 - (0.02) 0.03
Lease Transaction Activity (Energy Holdings) 0.07 (0.34) - 0.05 (0.96)
Storm O&M (PSEG Power) (0.08) - - - -
Market Transition Charge Refund (PSE&G) - - (0.14) - -
Gain (Loss) on Asset Sales and Impairments (Energy Holdings)
- 0.06 - - (0.03)
Income from Continuing Operations 2.51 $        2.77 $     3.07 $     3.14 $       1.81 $
Discontinued Operations - 0.19 0.01 - 0.53
Net Income 2.51 $        2.96 $     3.08 $     3.14 $       2.34 $
(a) Includes the financial impact from positions with forward delivery months.
(Unaudited)
For the Year Ended
December 31,
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Pro-forma Adjustments, net of tax
A
PLEASE SEE PAGE 4 FOR AN EXPLANATION OF PSEG’S USE OF OPERATING EARNINGS AS A NON-GAAP
FINANCIAL MEASURE AND HOW IT DIFFERS FROM INCOME FROM CONTINUING OPERATIONS/NET INCOME.

Items Excluded from Income from Continuing
Operations/Net Income to Reconcile to Operating Earnings
PLEASE SEE PAGE 4 FOR AN EXPLANATION OF PSEG’S USE OF OPERATING EARNINGS
AS A NON-GAAP FINANCIAL MEASURE AND HOW IT DIFFERS FROM INCOME FROM CONTINUING OPERATIONS/NET INCOME.
2013 2012 2013 2012 2012 2011
Earnings Impact ($ Millions)
Operating Earnings 385 $         382 $      1,061 $      1,029 $    1,236 $      1,389 $
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 12 40 29 49 52 50
Gain (Loss) on Mark-to-Market (MTM)
(a)
(PSEG Power) 3 (76) (22) (34) (10) 107
Lease Related Activity (PSEG Energy Holdings) - 1 - 7 36 (173)
Storm O&M, net of insurance recoveries (PSEG Power) (10) - (25) - (39) -
Gain on Sale of Asset (PSEG Energy Holdings) - - - - - 34
Income from Continuing Operations 390 $         347 $      1,043 $      1,051 $    1,275 $      1,407 $
Discontinued Operations - - - - - 96
Net Income 390 $         347 $      1,043 $      1,051 $    1,275 $      1,503 $
Fully Diluted Average Shares Outstanding (in Millions)
508 507 507 507 507 507
Per Share Impact (Diluted)
Operating Earnings 0.76 $        0.75 $     2.09 $       2.03 $     2.44 $       2.74 $
Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.02 0.08 0.06 0.10 0.10 0.10
Gain (Loss) on MTM
(a)
(PSEG Power) 0.01 (0.15) (0.04) (0.07) (0.02) 0.21
Lease Related Activity (PSEG Energy Holdings) - - - 0.01 0.07 (0.34)
Storm O&M, net of insurance recoveries (PSEG Power) (0.02) - (0.05) - (0.08) -
Gain on Sale of Asset (PSEG Energy Holdings) - - - - - 0.06
Income from Continuing Operations 0.77 $        0.68 $     2.06 $       2.07 $     2.51 $       2.77 $
Discontinued Operations - - - - - 0.19
Net Income 0.77 $        0.68 $     2.06 $       2.07 $     2.51 $       2.96 $
(a) Includes the financial impact from positions with forward delivery months.
Three Months Ended Nine Months Ended
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Reconciling Items Excluded from Income from Continuing Operations/Net Income to Compute Operating Earnings
(Unaudited)
September 30, September 30, Pro-forma Adjustments, net of tax
Year Ended
December 31,
B